Financial Instruments (Details) - USD ($)		Aug. 31, 2020	Nov. 30, 2019
Financial Liabilities
Convertible debentures, carrying amount	[1]	$ 1,769,192	$ 1,744,813
Convertible debentures, fair value	[1]	1,787,396	1,778,988
Promissory notes payable, carrying amount	[1]	162,840	159,863
Promissory notes payable, fair value	[1]	$ 162,840	$ 159,863

[1]	The Company calculates the interest rate for the Debentures and promissory notes payable based on the Company's estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the Debentures and the promissory notes payable.